UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




     Date of report (Date of earliest event reported):  January 24, 2000




                          LASALLE HOTEL PROPERTIES
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




      Maryland                        1-14045                  36-4219376
------------------------      ------------------------       ---------------
(State or other juris-        (Commission File Number)       (IRS Employer
diction of incorporation                                     Identification
or organization)                                             No.)



1401 Eye Street, NW, Suite 900, Washington, D.C.               20005
------------------------------------------------             ----------
    (Address of principal executive office)                  (Zip Code)




       Registrant's telephone number, including area code 202/222-2600



                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On January 24, 2000, LaSalle Hotel Properties issued a press release announcing its results for the quarter and twelve months ended December 31, 1999. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

     LaSalle Hotel Properties will host a conference call with investors on Tuesday, January 25, at 4:00 p.m., Eastern Time. To participate in the call, dial 913-981-5529 five minutes before the call begins (3:55 p.m. Eastern). Inform the operator that you are calling in for LaSalle Hotel Properties' year end and fourth quarter 1999 earnings conference call.

     Additionally, replays of the conference call will be available from 7:00 p.m., Eastern Time, on Tuesday, January 25 until noon, Eastern Time, on Thursday, January 27. To access the replay, please dial 719-457-0820 and state your name, company affiliation and passcode 876594.



     SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION
REFORM ACT OF 1995:
Certain statements in this filing and elsewhere (such as in other filings by the Company with the Securities and Exchange Commission, press releases, presentations and communications by the Company or its management and written and oral statements) constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, achievements, plans and objectives of the Company to be materially different from any future results, performance, achievements, plans and objectives expressed or implied by such forward-looking statements. Such factors are discussed under "Business", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Quantitative and Qualitative Disclosure about Market Risk" and elsewhere in the Company's annual report on Form 10-K for the year ended December 31, 1998, under "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Quantitative and Qualitative Disclosure about Market Risk" and elsewhere in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999, under "Certain Relationships and Related Transactions" and elsewhere in the Company's proxy statement with respect to the annual meeting of shareholders held on May 19, 1999, under "Risk Factors" and elsewhere in the Company's Registration Statement (No. 333-77371), and in other reports filed by the Company with the Securities and Exchange Commission. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statements to reflect any change in events or circumstances or in the Company's expectations.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

      The following exhibit is included with this Report:

      Exhibit 99 Press release dated January 24, 2000 issued by LaSalle Hotel Properties.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LASALLE HOTEL PROPERTIES




Dated:  January 25, 2000      BY:   /s/ HANS WEGER
                                    ------------------------------
                                    Hans Weger
                                    Executive Vice President,
                                    Treasurer and Chief
                                    Financial Officer
                                    (Authorized Officer and
                                    Principal Financial and
                                    Accounting Officer)

                                EXHIBIT INDEX
                                -------------


Exhibit
Number                  Description
-------                 -----------

  99              Press release dated January 24, 2000